UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2011 (May 25, 2011)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and restates the Current Report of Tennessee Commerce Bancorp, Inc. on Form 8-K as filed with the Securities and Exchange Commission on May 31, 2011 (the “Original Filing”) to correct certain typographical errors.

Item. 1.01                                          Entry Into a Material Definitive Agreement.

On May 24, 2011, Tennessee Commerce Bank (the “Bank”), a wholly-owned subsidiary of Tennessee Commerce Bancorp, Inc. (the “Registrant”), entered into a Stipulation to the Issuance of a Consent Order (the “Stipulation”) agreeing to the issuance of a Consent Order (the “Consent Order”) with the Federal Deposit Insurance Corporation (“FDIC”).  The Consent Order is effective as of May 25, 2011.

The Bank’s entry into the Consent Order with the FDIC ends a period of regulatory uncertainties concerning the adequacy of the Bank’s allowance for loan and lease losses (“ALLL”) potential restatements and increased regulatory Capital ratios following a joint examination of the Bank conducted by the Tennessee Department of Financial Institutions (“TDFI”) and the FDIC in August 2010.  The Consent Order does not require a restatement related to the ALLL to the Company’s or the Bank’s financial statements as previously disclosed in the Company’s Annual Report on Form 10-K.  The Consent Order does, however, require that the Bank achieve and maintain its Tier 1 Leverage Capital ratio at a level equal to or greater than 8.50% of the Bank’s Average Total Assets; its Tier 1 Risk-Based Capital ratio at a level equal to or greater than 10.00% of the Bank’s Total Risk-Weighted Assets; and its Total Risk-Based Capital ratio at a level equal to or greater than 11.50% of the Bank’s Total Risk-Weighted Assets by December 31, 2011.

Among other terms of the Consent Order in addition to the capital increase and maintenance requirements described above, the Bank is required to undertake a number of actions or otherwise comply with certain restrictions, which include:

•                  The Bank’s Board of Directors (“Board”) must establish a committee comprised of at least a majority of non-employee directors charged with the responsibility of ensuring the Bank’s compliance with the Consent Order.

•                  The Bank is restricted from extending any additional credit to or for the benefit of any borrower whose existing credit has been classified Loss by the FDIC or TDFI and is uncollected, or to any borrower who is already obligated in any manner to the Bank on any extension of credit that has been charged off on the books of the Bank and remains uncollected.

•                  The Bank is restricted from extending any additional credit to or for the benefit of any borrower whose extension of credit is classified Doubtful and/or Substandard by the FDIC or TDFI and is uncollected, unless the Bank’s Board has signed a detailed written statement giving reasons why failure to extend such credit would be detrimental to the best interests of the Bank.

•                  To the extent not already done so, the Bank is directed to eliminate from its books, by charge-off or collection, all assets or portions of assets classified Loss by the FDIC or TDFI as a result of their examination of the Bank as of August 2, 2010, and subsequent examinations.

•                  Within certain timeframes prescribed in the Consent Order, the Bank must submit to the FDIC and TDFI a number of written plans, including: (i) a plan to reduce the remaining assets classified Doubtful and Substandard as of August 2, 2010; (ii) a plan for the reduction and collection of delinquent loans; (iii) a written profit plan that includes formal goals and strategies as well as a comprehensive budget for all categories of income and expense for calendar years 2011 and 2012; (iv) a comprehensive strategic plan that contains an assessment of the Bank’s current financial condition and market area, and a description of the operating assumptions that form the basis for major projected income and expense components; (v) prior to increasing its Total Assets by more than 5% during any consecutive 12-month period, the Bank must submit a growth plan that addresses the funding source to support the projected growth as well as the anticipated use of funds; (vi) a plan for systematically reducing and monitoring the Bank’s reliance on volatile liabilities; and (vii) a plan addressing liquidity, the Bank’s relationship of volatile liabilities to temporary investments, and asset/liability management.

•                  The Bank’s Board is required to review, within 90 days after the effective date of the Consent Order and annually thereafter, the Bank’s loan policy and procedures for effectiveness, and shall make all necessary revisions to the policy to strengthen lending procedures and abate additional loan deterioration.

•                  Within a certain timeframe prescribed in the Consent Order, the Bank must correct or address all deficiencies in certain loans listed in the Report of Examination as of August 2, 2010.

•                  The Bank must maintain an adequate ALLL that is consistent with generally accepted accounting principles and supervisory guidance.  Prior to the end of each calendar quarter, the Bank’s Board is required to review the adequacy of the Bank’s ALLL.

•                  The Bank’s Board is directed to increase its participation in the affairs of the Bank by, at a minimum, holding monthly meetings that review and approve: reports of income and expenses; new, overdue, renewed, insider, charged-off, delinquent, nonaccrued, and recovered loans; investment activities; operating policies; and individual committee actions.

•                  The Bank must have and retain qualified management and notify the FDIC and TDFI in writing of any changes in management.

•                  The Bank is restricted from increasing its Total Assets by more than 5% annually.

•                  The Bank must seek the FDIC’s and TDFI’s approval prior to increasing its use of volatile liabilities.

•                  The Bank shall retain a bank consultant, acceptable to the FDIC and TDFI, to develop a written analysis and assessment of the Bank’s management and staffing needs.

•                  The Bank is restricted from declaring or paying any cash dividend without the prior written consent of the FDIC and TDFI.

•                  The Bank is restricted from entering into any new line of business without the prior written consent of the FDIC and TDFI.

•                  The Bank must furnish periodic written progress reports to the FDIC and TDFI detailing the form and manner of any actions taken to secure compliance with the Consent Order and the results thereof.

Item 8.01                                             Other Events.

On May 31, 2011, the Registrant issued a press release announcing that the Bank had entered into the Consent Order.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
10.1	Consent Order Issued by the Federal Deposit Insurance Corporation on May 25, 2011.

99.1	Press Release dated May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: May 31, 2011
	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer